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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2003

PENHALL INTERNATIONAL CORP.

(Exact name of Registrant as specified in its charter)

ARIZONA	333-64745	86-0634394

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 PENHALL WAY, ANAHEIM, CA	92803

(Address of principal executive offices)	(Zip Code)

(714) 772-6450
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Item 5. Other Events

On May 22, 2003, Penhall International Corp., (the Company), Penhall Company, Penhall Leasing, L.L.C., Bob Mack Co., Inc. and Penhall Investments Inc. entered into a credit agreement with General Electric Capital Corporation. This credit agreement replaces the Credit Agreement dated August 4, 1998, by and among the Company, Penhall Acquisition Corp., Bankers Trust Company, as administrative agent, Credit Suisse First Boston, as syndication agent, and various lending institutions named therein. A copy of the Credit Agreement and related Security Agreement are attached as Exhibits 10.40 and 10.41 to this Current Report on Form 8-K.

Item 7. Exhibits

10.40	Credit Agreement Dated as of May 22, 2003 by and among Penhall International Corp., Penhall Company, Penhall Leasing, L.L.C., Bob Mack Co., Inc., Penhall Investments Inc., and General Electric Capital Corporation, as Agent *

10.41	Security Agreement dated as of May 22, 2003 by and among Penhall International Corp., Penhall Company, Penhall Leasing, L.L.C., Bob Mack Co., Inc., Penhall Investments Inc. and General Electric Capital Corporation, as Agent *

* Filed herewith.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penhall International Corp.

By:	/s/ John T. Sawyer

John T. Sawyer
Chief Executive Officer

Date: May 30, 2003

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